NEWS RELEASE www.AGCOcorp.com AGCO Investor Relations Contact AGCO Media Contact Greg Peterson Rachel Potts V.P., Investor Relations V.P., Chief Communications Officer 770-232-8229 678-654-7719 Greg. Peterson@AGCOcorp.com Rachel.Potts@AGCOcorp.com AGCO Raises Long-Term Financial Targets, Provides 2025 Outlook at 2024 Analyst Meeting Farmer-First Strategy Delivering Value for Farmers and Generating Higher Through-the-Cycle Returns for Shareholders NEW YORK, NY, December 19, 2024 – AGCO Corporation (NYSE: AGCO), a global leader in the design, manufacture and distribution of agricultural machinery and precision ag technology, announced new financial targets to investors at its 2024 Analyst Meeting as it remains focused on driving enhanced durability and profitability through the cycle. By 2029, AGCO is targeting to: • Improve adjusted mid-cycle adjusted operating margins to 14%-15%1 • Outgrow the industry by 4%-5% annually • Annually deliver free cash flow conversion of 75%-100%2 • Expand net sales of Fendt in North and South America to $1.7 billion as the company continues to roll out a full line of Fendt products • Grow parts net sales to $2.3 billion while increasing market share of genuine AGCO parts • Deliver precision ag net sales of $2.0 billion “Our Farmer-First strategy has served us well since its launch in 2021, driving us to deliver even more innovative solutions for farmers through our differentiated portfolio of leading brands,” said Eric Hansotia, AGCO's Chairman, President and Chief Executive Officer. “We are achieving higher highs and higher lows through the cycle, reinforcing our commitment to creating a more resilient business focused on high-margin opportunities and positioning us for sustainable and profitable growth.”

2 Improving Farmer Outcomes with Technology AGCO is outpacing the industry with its innovative suite of precision ag solutions to help farmers drive results and increase productivity. Seth Crawford, Senior Vice President and General Manager of AGCO’s newest leading brand, PTx, highlighted the company’s journey to become the global industry leader in mixed fleet smart farming and autonomy solutions. "AGCO is the only company that can effectively retrofit almost any make or model of equipment with Precision Planting and PTx Trimble technology that will lead to higher yields with fewer inputs for farmers,” said Crawford. “Our retrofit-first mindset is increasing our total addressable market and accelerating technology adoption, resulting in more profitable farmers.” The growth of the PTx portfolio is centered on: • Innovating faster and better than competitors with 3-5 new products launched each year, accelerating sprayer portfolio rollout, executing Connected Cloud strategy and globalizing the product portfolio • Growing distribution by increasing full-line technology dealers, engaging new original equipment manufacturers (OEM) and increasing portfolio offerings to OEMs, including AGCO’s leading brands of Fendt, Massey Ferguson and Valtra The company also provided an update on its PTx data platform, which is critical to helping farmers manage operations across the mixed fleet. The first platform offering is expected to be available in 2025, with the full platform rollout expected in 2027. AGCO is taking its PTx portfolio to farmers in a unique way through specialized and differentiated precision ag retrofit dealers as well as factory fit options for OEMs and leading AGCO brands. “Our machine and technology offerings are further enhanced by FarmerCore, a new distribution model in North and South America taking the business from brick-and-mortar stores to the farm, which is where and how farmers want to be served," said Hansotia. 2025 Outlook AGCO’s net sales for 2025 are expected to be approximately $9.6 billion as market share gains are more than offset by softening demand and ongoing dealer inventory destocking. Adjusted operating margin is projected to range between 7.0%-7.5%3, reflecting the impact of lower sales and lower production volumes. Based on these assumptions, 2025 adjusted earnings per share are targeted at approximately $4.00-$4.50.4 Access all materials from the 2025 Analyst Meeting on AGCO’s website at www.AGCOcorp.com under the “Investors” Section.

3 About AGCO AGCO (NYSE: AGCO) is a global leader in the design, manufacture and distribution of agricultural machinery and precision ag technology. AGCO delivers value to farmers and OEM customers through its differentiated brand portfolio, including leading brands Fendt®, Massey Ferguson®, PTx and Valtra®. AGCO's full line of equipment, smart farming solutions and services helps farmers sustainably feed our world. Founded in 1990 and headquartered in Duluth, Georgia, USA, AGCO had net sales of approximately $14.4 billion in 2023. For more information, visit www.AGCOcorp.com. Cautionary Statements Regarding Forward-Looking Information Forward-looking statements in this presentation, including statements about our strategic plans and initiatives as well as their financial impacts, demand, product development and capital expenditure plans and timing of those plans and our expectations with respect to the costs and benefits of those plans and timing of those benefits, future revenue, crop production and farm income, production levels, price levels, margins, earnings, operating income, cash flow, engineering expense, tax rates, and other financial metrics, as well as our expectations regarding the PTx Trimble businesses, are subject to risks that could cause actual results to differ materially from those suggested by the statements. These risks include, but are not limited to, adverse developments in the agricultural industry, including those resulting from any, supply chain disruption, inflation, weather, commodity prices, changes in product demand, interruptions in supply of parts and products, the possible failure by us to develop new and improved products on time, including premium technology and smart farming solutions, within budget and with the expected performance and price benefits, difficulties in integrating the PTx Trimble businesses in a manner that produces the expected financial results, reactions by customers and competitors to the transaction, including the rate at which PTx Trimble’s largest OEM customer reduces purchases of PTx Trimble equipment and the rate of replacement of those sales, introduction of new or improved products by our competitors and reductions in pricing by them, the war in the Ukraine, difficulties in integrating acquired businesses and in completing expansion and modernization plans on time and in a manner that produces the expected financial results, and adverse changes in the financial and foreign exchange markets. Actual results could differ materially from those suggested in these statements. Further information concerning these and other risks is included in AGCO’s filings with the SEC, including its Form 10-K for the year ended December 31, 2023, and subsequent Form 10-Q filings. AGCO disclaims any obligation to update any forward-looking statements except as required by law. ### 1 Adjusted operating margins are adjusted to midcycle based on a comparison of the current agricultural equipment industry sales to the industry's 10-year historical average. If industry sales are above the 10-year average, margins are normalized down to midcycle using a best-fit line equation. Conversely, in years with sales below the 10-year average, margins are normalized up to midcycle using the same equation. This approach aims to align operating margins with historical patterns, considering the cyclicality of the industry. 2 Free Cash Flow is a non-GAAP measure and is defined as net cash (used in) provided by operating activities less purchases of property, plant and equipment. Free Cash Flow Conversion is a non-GAAP measure defined as (Cash Flow from Operations less purchases of property, plant and equipment) / Adjusted Net Income. 3 Adjusted operating margin is defined as the ratio of adjusted income from operations divided by net sales.

4 4 AGCO does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations and providing them may imply a degree of precision that would be confusing or potentially misleading.